UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro North Carolina
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

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Explanatory Note: This Amendment No. 1 amends the NewBridge Bancorp (“NewBridge”) Current Report on Form 8-K dated April 1, 2014 to provide financial statement information required by Item 9.01 which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

1.	The audited balance sheet of CapStone Bank (“CapStone”) as of December 31, 2013, and the related statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the year ended December 31, 2013, and the related notes and independent auditor’s report related thereto (collectively, the “Audited Financial Information”).

(b)	Pro forma financial information.

1.	NewBridge and CapStone unaudited pro forma combined condensed consolidated balance sheet at December 31, 2013 and the unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2013, and the related notes to the unaudited pro forma combined condensed consolidated financial information (collectively, the “Pro Forma Financial Information”).

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Elliott Davis, PLLC

99.1	Audited financial information.

99.2	Pro forma financial information.

Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of NewBridge and its management about future events. The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of NewBridge’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions. Additional factors that could cause actual results to differ materially from those anticipated by forward looking statements are discussed in NewBridge’s filings with the Securities and Exchange Commission, including without limitation its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. NewBridge undertakes no obligation to revise or update these statements following the date hereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: May 8, 2014	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Elliott Davis, PLLC

99.1	Audited financial information.

99.2	Pro forma financial information.

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